UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2017

Item 1. Report to Stockholders.

Retail Class Shares  (AKREX)
Institutional Class Shares  (AKRIX)
Supra Institutional Class Shares  (AKRSX)

SEMI-ANNUAL REPORT
January 31, 2017

Table of Contents

Shareholder Letter	2
Sector Allocation	6
Expense Example	7
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	21
Approval of Investment Advisory Agreement	31
Additional Information	35
Privacy Notice	36

Semi-Annual Letter to Shareholders	March 2017

Dear Fellow Shareholders:

It is hard to believe that it was seven and a half years ago when we started this fund.  We recall how cautious we were at the outset, not fully understanding that the credit crisis had passed, and the best strategy for equities was “all in.”  In spite of that cautious beginning, we believe our record (displayed below with our returns for the one-, three-, and five-year periods, as well as from inception) is very satisfactory.

Our record of modest turnover reflects well on our long-term focus and diligence in identifying business prospects for our concentrated portfolio.  The outcome of this approach has created a portfolio of businesses which we have often owned for many years. The “long term” is best reflected by five-year and longer periods for any concentrated, low-turnover equity fund.

Akre Focus Fund Total Annualized Returns as of January 31, 2017
				Since Inception
	1 Year	3 Year	5 Year	(8/31/09)
Akre Focus Fund –
Retail (AKREX)	16.96%	9.05%	14.65%	14.48%

Akre Focus Fund –
Institutional (AKRIX)	17.32%	9.35%	14.97%	14.78%

S&P 500® Index	20.04%	10.85%	14.09%	13.80%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-877-862-9556. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee, and if reflected, total returns would be reduced. Per the Prospectus, the Fund’s annual operating expense (gross) for the Retail Class and Institutional Class shares is 1.34% and 1.06%, respectively. Please see the Financial Highlights on pages 18-20 for the most recent expense ratios.

Our oft-stated goal is to “compound our investors’ capital at an above-average rate, while incurring below-average risk.”  Over the past 100 years, it is generally understood that the stock market’s annualized return is approximately 10%.  The chart above demonstrates that since inception and ending on January 31, 2017, our compound annual return is 14.48% for the Retail share class compared with the S&P 500® Index (“S&P 500”) of 13.80%.  Both are well above the 10% long-term average.  With 20/20 hindsight, we observe that our country’s emergence from the financial crisis has been a good time to invest.

Akre Focus Fund

It is not difficult to describe our recent national election and its aftermath as tumultuous.  In fact, it is the very nature of significant change that has disrupted many parts of our world.  As you have come to expect from us, we do–and will continue to–turn our attention entirely on the fundamentals of each business we own, or are interested in, and focus on whether it meets our “three-legged stool” criteria.  Is it a business that enjoys high returns on the owners’ capital and is it repeatable?  Is it managed by people who are capable and honest?  Does it enjoy great reinvestment opportunities such that it may continue on the path of compounding the owners’ capital?  We feel optimistic about our businesses, and you may note that we have been adding to our favorite positions.

More recently, large movements in stocks post-election have negatively affected our comparison versus the S&P 500.  We have not owned much of the economic sectors which have responded enthusiastically to the economy’s expected directional changes.  This includes banking and certain manufacturing businesses.  The banking industry itself may take some time, years perhaps, before it can again achieve attractive returns on capital.  While we do hold a number of “Financials,” ours are non-bank financials such as Moody’s, Markel, and the like.

Our Top Ten Holdings as of January 31, 2017, were:

Top Ten Holdings as of January 31, 2017	Percentage of Net Assets

American Tower Corp.	10.7%
Moody’s Corp.	9.5%
MasterCard, Inc.	8.2%
Visa, Inc.	7.2%
Markel Corp.	7.0%
CarMax, Inc.	5.9%
Dollar Tree, Inc.	5.0%
Roper Technologies, Inc.	4.8%
SBA Communications Corp.	4.6%
Constellation Software, Inc.	4.0%

The businesses appearing in our Top Ten Holdings are only slightly changed from the Annual Report six months ago, and the percentages naturally are a little different. Constellation Software joined the Top Ten, while Verisk Analytics, at position #10 in the last report, just missed the Top Ten this time.  There has been no change in our fundamental outlook for these businesses appearing in the Top Ten, and you can expect to see relatively modest changes amongst our major holdings.

Akre Focus Fund

In addition, page 6 presents sector classifications for the convenience of those who find sector classifications helpful. This classification is typically of greater importance to those whose investment philosophy is aligned with the various sectors of the economy, as opposed to our philosophy which focuses on the strength of individual businesses and their respective ability to earn high returns on the owners’ capital.

We profoundly thank each of you for your interest and support of the Akre Focus Fund. Please join us for the next Semi-Annual Investor Call on April 26, 2017.

Sincerely,

Chuck, Tom, & John
Akre Capital Management, LLC

Akre Focus Fund

In our continuing desire to communicate with our fellow shareholders, we invite you to a conference call scheduled for April 26, 2017, at 4:00 PM Eastern Time.

On the call we will discuss our outlook, provide some more detail about our investments, and answer questions you may have. Please submit any questions in advance by email to questions@akrecapital.com by April 24, 2017. We look forward to our chat on April 26, 2017.

Akre Focus Fund Conference Call Information:

Date:	April 26, 2017
Time:	4:00 PM Eastern Time
Domestic Dial In:	(877) 509-7719
Conference ID:	72185725

Opinions expressed are those of the advisor, Akre Capital Management, LLC, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in small- and medium-capitalization companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies.

Must be preceded or accompanied by a current prospectus.

The S&P 500® Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Corporation. One cannot invest directly in an index.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The Akre Focus Fund is distributed by Quasar Distributors, LLC.

Akre Focus Fund

SECTOR ALLOCATION at January 31, 2017 (Unaudited)

Sector Allocation	Percent of Net Assets

Financials	23.6%
Information Technology	23.5%
Consumer Discretionary	18.8%
Industrials	12.8%
Real Estate	11.8%
Telecommunication Services	4.6%
Health Care	2.5%
Cash & Equivalents*	2.4%
Total	100.0%

*	Includes cash, corporate bonds, U.S. Treasury notes, short-term investments, investments purchased with cash proceeds from securities lending, and other assets in excess of liabilities.

Akre Focus Fund

EXPENSE EXAMPLE For the Six Months Ended January 31, 2017 (Unaudited)

As a shareholder of the Akre Focus Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 – January 31, 2017).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee is currently charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

Akre Focus Fund

EXPENSE EXAMPLE For the Six Months Ended January 31, 2017 (Unaudited) (Continued)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	8/1/2016	1/31/2017	8/1/2016 – 1/31/2017*
Retail Class Actual	$1,000.00	$1,024.70	$6.79

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.50	$6.77

Institutional Class Actual	$1,000.00	$1,026.30	$5.36

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.91	$5.35

Supra Institutional	$1,000.00	$1,026.60	$4.90
Class Actual

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.37	$4.89

*
For the Fund’s Retail, Institutional, and Supra Institutional Class shares, expenses are equal to each Class’s expense ratio for the most recent six-month period of 1.33%, 1.05%, and 0.96%, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2017 (Unaudited)

Shares		Value
COMMON STOCKS: 96.5%

Capital Markets: 12.5%
145,500	Diamond Hill
	Investment
	Group, Inc.	$29,420,100
5,161,390	Moody’s Corp.	535,081,301
2,967,500	TD
	Ameritrade
	Holding
	Corp.	136,950,125
		701,451,526
Communications Equipment: 3.0%
2,680,000	Ubiquiti
	Networks,
	Inc.*,1	167,232,000

Distributors: 2.0%
3,550,000	LKQ Corp.*	113,280,500

Diversified Financial Services: 0.9%
300,000	Berkshire
	Hathaway,
	Inc. –
	Class B*	49,242,000

Diversified Telecommunication
Services: 4.6%
2,465,000	SBA
	Communications
	Corp. –
	REIT*,1	259,465,900

Equity Real Estate
Investment Trusts: 10.7%
5,793,663	American
	Tower Corp. –
	REIT	599,644,121

Health Care Equipment
& Supplies: 2.5%
1,655,300	Danaher Corp.	138,912,776

Industrial Conglomerates: 4.8%
1,400,000	Roper
	Technologies,
	Inc.	268,590,000

Insurance: 10.2%
921,000	Enstar Group
	Ltd.*,2	178,351,650
426,000	Markel Corp.*	394,050,000
		572,401,650
Internet Software & Services: 1.1%
400,000	Alarm.com
	Holdings,
	Inc.*	10,836,000
7,010,301	Just Eat PLC*	47,578,435
		58,414,435
IT Services: 15.4%
4,329,100	MasterCard,
	Inc.	460,313,203
4,866,500	Visa, Inc.	402,508,215
		862,821,418
Machinery: 4.0%
4,700,000	Colfax Corp.*	183,300,000
750,000	Fortive Corp.	41,482,500
		224,782,500
Multiline Retail: 6.9%
1,500,000	Dollar General
	Corp.	110,730,000
3,600,001	Dollar Tree,
	Inc.*	277,884,077
		388,614,077
Professional Services: 3.5%
2,400,000	Verisk
	Analytics,
	Inc. –
	Class A*	198,336,000

Software: 4.0%
497,800	Constellation
	Software, Inc.	224,839,189

Specialty Retail: 9.9%
4,998,100	CarMax,
	Inc.*,1	333,423,251
1,522,630	Monro
	Muffler Brake,
	Inc.	91,205,537

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2017 (Unaudited) (Continued)

Shares	Value
COMMON STOCKS: 96.5% (Continued)

Specialty Retail: 9.9% (Continued)
500,000	O’Reilly
Automotive,
Inc.*,1	$131,135,000
555,763,788
Trading Companies
& Distributors: 0.5%
2,141,342	Diploma PLC	27,342,242

TOTAL COMMON STOCKS
(Cost $3,716,743,685)	5,411,134,122

CONVERTIBLE
PREFERRED STOCKS: 1.1%

Equity Real Estate
Investment Trusts: 1.1%
American
Tower Corp.
5.250%, 5/15/17
100,000	10,201,000
5.500%, 2/15/18
500,016	50,416,613

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $60,001,601)	60,617,613

Principal
Amount
CORPORATE BONDS: 0.0%[3]

Software: 0.0%[3]
Constellation
Software, Inc.
7.600%, 3/31/40[4]
CAD 1,576,800	1,399,580

TOTAL CORPORATE BONDS
(Cost $1,372,552)	1,399,580

U.S. TREASURY NOTES: 0.4%
United States
Treasury Note
0.875%, 7/15/17
25,000,000	25,025,550

TOTAL U.S. TREASURY NOTES
(Cost $25,027,899)	25,025,550

SHORT-TERM INVESTMENTS: 2.0%

Commercial Paper: 0.3%
Collateralized
Commercial
Paper Co.,
LLC
1.413%, 9/18/17[5]
15,000,000	14,850,308

Discount Notes: 0.4%
International
Financial
Corp.
0.571%, 2/13/17[5]
25,000,000	24,995,250

U.S. Treasury Bills: 1.3%
United States
Treasury Bill
0.602%, 6/8/17[5]
25,000,000	24,954,575
0.673%, 8/17/17[1,5]
25,000,000	24,915,175
0.602%, 9/14/17[5]
25,000,000	24,902,925
74,772,675
TOTAL SHORT-TERM INVESTMENTS
(Cost $114,623,340)	114,618,233

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

SCHEDULE OF INVESTMENTS at January 31, 2017 (Unaudited) (Continued)

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 4.9%

Money Market Funds: 4.9%
272,132,257	First American
Government
Obligations
Fund – Class Z,
0.452%[6]	$272,132,257

TOTAL INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $272,132,257)	272,132,257

TOTAL INVESTMENTS
IN SECURITIES: 104.9%
(Cost $4,189,901,334)	5,884,927,355
Liabilities in Excess of
Other Assets: (4.9)%	(277,386,573)
TOTAL NET ASSETS: 100.0%	$5,607,540,782

CAD – Canadian Dollar
REIT – Real Estate Investment Trust
*	Non-income producing security
[1]
This security or a portion of this security was out on loan as of January 31, 2017.  Total loaned securities had a market value of $266,120,956 or 4.7% of net assets.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

[2]	Affiliated company as defined by the Investment Company Act of 1940.
[3]	Does not round to 0.1%.
[4]	Variable rate security; rate shown was the rate in effect on January 31, 2017.
[5]	Rate represents the yield to maturity.
[6]	Seven-day yield as of January 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2017 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value
(Cost $4,050,235,240*)	$5,706,575,705	*
Investments in affiliated securities, at value
(Cost $139,666,094)	178,351,650
Total investments, at value ($4,189,901,334)	5,884,927,355
Cash	21,804,504
Receivables:
Investment securities sold	22,501,137
Fund shares sold	11,488,399
Dividends and interest	2,198,492
Securities lending income	34,997
Prepaid expenses	104,793
Total assets	5,943,059,677

LIABILITIES
Payables:
Collateral received for securities loaned	272,132,257
Investment securities purchased	52,951,553
Fund shares redeemed	4,047,951
Distribution fees – Retail Class	768,435
Shareholder servicing fees	719,792
Investment advisory fees	4,250,400
Administration fees	235,191
Fund accounting fees	70,475
Transfer agent fees	227,928
Custody fees	77,837
Chief Compliance Officer fees	1,659
Trustees fees	8,102
Other accrued expenses	27,315
Total liabilities	335,518,895
NET ASSETS	$5,607,540,782

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2017 (Unaudited) (Continued)

COMPONENTS OF NET ASSETS
Paid-in capital	$3,950,045,494
Accumulated net investment loss	(26,848,962)
Accumulated net realized loss on investments	(10,681,907)
Net unrealized appreciation on investments	1,695,026,021
Net unrealized appreciation on translation of other assets
and liabilities in foreign currency	136
Net Assets	$5,607,540,782
* Includes loaned securities with a market value of	$266,120,956

Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$3,480,132,394
Shares of beneficial interest issued and outstanding	136,022,734
Net asset value, offering price, and redemption price per share	$25.58

Institutional Class:
Net assets	$1,759,397,660
Shares of beneficial interest issued and outstanding	67,632,857
Net asset value, offering price, and redemption price per share	$26.01

Supra Institutional Class:
Net assets	$368,010,728
Shares of beneficial interest issued and outstanding	14,131,160
Net asset value, offering price, and redemption price per share	$26.04

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

(This Page Intentionally Left Blank.)

Akre Focus Fund

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated securities
(net of $138,030 foreign withholding tax)	$16,780,227
Interest	1,311,931
Income from securities lending	583,253
Total investment income	18,675,411

EXPENSES
Investment advisory fees	24,076,168
Distribution fees – Retail Class	4,250,357
Shareholder servicing fees – Retail Class	1,615,136
Shareholder servicing fees – Institutional Class	711,875
Shareholder servicing fees – Supra Institutional Class	8,624
Administration fees	703,606
Transfer agent fees – Retail Class	585,367
Transfer agent fees – Institutional Class	107,630
Transfer agent fees – Supra Institutional Class	9,229
Fund accounting fees	225,664
Custody fees	126,384
Reports to shareholders	124,291
Registration fees	83,450
Trustees fees	57,522
Miscellaneous expenses	40,912
Audit fees	12,968
Insurance expense	8,411
Legal fees	4,750
Chief Compliance Officer fees	4,718
Interest expense	1,639
Total expenses	32,758,701
Net investment loss	(14,083,290)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on unaffiliated investments	(7,235,418)
Change in net unrealized appreciation/depreciation on investments	159,369,799
Change in net unrealized appreciation/depreciation on translation of
other assets and liabilities in foreign currency	150
Net realized and unrealized gain on investments	152,134,531
Net increase in net assets resulting from operations	$138,051,241

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2017	Year Ended
	(Unaudited)	July 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(14,083,290)	$(19,047,891)
Net realized gain (loss) on unaffiliated investments	(7,235,418)	62,466,663
Net realized loss on affiliated investments	—	(54,964,756)
Change in unrealized appreciation/depreciation
on investments	159,369,799	264,529,525
Change in net unrealized appreciation/depreciation
on translation of other assets and liabilities
in foreign currency	150	(14)
Net increase in net assets
resulting from operations	138,051,241	252,983,527

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Retail Class	(6,267,380)	—
Institutional Class	(3,010,250)	—
Supra Institutional Class	(597,955)	—
Total distributions to shareholders	(9,875,585)	—

CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net
change in outstanding shares – Retail Class(1)	37,457,603	444,661,532
Increase in net assets derived from net change
in outstanding shares – Institutional Class(1)	187,385,355	157,160,353
Increase in net assets derived from net change in
outstanding shares – Supra Institutional Class(1)	44,256,791	287,152,318
Total increase in net assets
from capital transactions	269,099,749	888,974,203
Total increase in net assets	397,275,405	1,141,957,730

NET ASSETS
Beginning of period/year	5,210,265,377	4,068,307,647
End of period/year	$5,607,540,782	$5,210,265,377
Accumulated net investment loss	$(26,848,962)	$(12,765,672)

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(1)	Summary of capital share transactions is as follows:

	Six Months Ended
	January 31, 2017		Year Ended
	(Unaudited)		July 31, 2016
Retail Class	Shares	Value	Shares	Value
Shares sold	15,891,027	$397,329,071	43,891,031	$1,012,297,542
Shares issued in
reinvestment
of distributions	238,913	6,011,035	—	—
Shares redeemed(2)	(14,614,946)	(365,882,503)	(24,690,954)	(567,636,010)
Net increase	1,514,994	$37,457,603	19,200,077	$444,661,532

(2)	Net of redemption fees of $17,830 and $69,347, respectively.

	Six Months Ended
	January 31, 2017		Year Ended
	(Unaudited)		July 31, 2016
Institutional Class	Shares	Value	Shares	Value
Shares sold	13,146,165	$335,060,570	20,111,759	$471,507,685
Shares issued in
reinvestment
of distributions	100,126	2,561,241	—	—
Shares redeemed(3)	(5,906,731)	(150,236,456)	(13,512,971)	(314,347,332)
Net increase	7,339,560	$187,385,355	6,598,788	$157,160,353

(3)	Net of redemption fees of $3,880 and $5,386, respectively.

	Six Months Ended
	January 31, 2017		Period Ended
	(Unaudited)		July 31, 2016*
Supra Institutional Class	Shares	Value	Shares	Value
Shares sold	1,979,382	$50,601,536	12,844,400	$297,609,858
Shares issued in
reinvestment
of distributions	1	20	—	—
Shares redeemed	(250,168)	(6,344,765)	(442,455)	(10,457,540)
Net increase	1,729,215	$44,256,791	12,401,945	$287,152,318

*  The Supra Institutional Class commenced operations on August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

RETAIL CLASS
	Six Months
	Ended
	January 31,
	2017		Year Ended July 31,
	(Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning
of period/year	$25.01		$23.98	$21.56	$18.87	$14.88	$12.35

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)*	(0.08)		(0.12)	(0.15)	(0.13)	0.00 #	0.01
Net realized and unrealized
gain on investments	0.70		1.15	3.04	3.22	4.29	2.53
Total from
investment operations	0.62		1.03	2.89	3.09	4.29	2.54

LESS DISTRIBUTIONS
From net
investment income	—		—	—	—	(0.05)	(0.01)
From net realized gain	(0.05)		—	(0.47)	(0.40)	(0.25)	—
Total distributions	(0.05)		—	(0.47)	(0.40)	(0.30)	(0.01)
Paid-in capital from
redemption fees	0.00	#	0.00 #	0.00 #	0.00 #	0.00 #	0.00 #
Net asset value,
end of period/year	$25.58		$25.01	$23.98	$21.56	$18.87	$14.88
Total return	2.47	%^	4.30%	13.59%	16.57%	29.37%	20.61%

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$3,480.1		$3,364.1	$2,764.7	$2,305.9	$1,609.9	$856.7
Portfolio turnover rate	4	%^	13%	16%	30%	23%	13%

RATIOS
Ratio of expenses to
average net assets	1.33	%+	1.34%	1.34%	1.35%	1.36%	1.40%
Ratio of net investment
income (loss) to
average net assets	(0.64	)%+	(0.54)%	(0.64)%	(0.61)%	(0.03)%	0.05%

*	Calculated based on the average number of shares outstanding
#	Does not round to $0.01
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INSTITUTIONAL CLASS
	Six Months
	Ended
	January 31,
	2017		Year Ended July 31,
	(Unaudited)		2016	2015	2014	2013	2012
Net asset value, beginning
of period/year	$25.39		$24.28	$21.77	$19.01	$14.98	$12.41

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)*	(0.05)		(0.06)	(0.09)	(0.07)	0.04	0.05
Net realized and unrealized
gain on investments	0.72		1.17	3.07	3.23	4.33	2.54
Total from
investment operations	0.67		1.11	2.98	3.16	4.37	2.59

LESS DISTRIBUTIONS
From net
investment income	—		—	—	—	(0.09)	(0.03)
From net realized gain	(0.05)		—	(0.47)	(0.40)	(0.25)	—
Total distributions	(0.05)		—	(0.47)	(0.40)	(0.34)	(0.03)
Paid-in capital from
redemption fees	0.00	#	0.00 #	0.00 #	0.00 #	0.00 #	0.01
Net asset value,
end of period/year	$26.01		$25.39	$24.28	$21.77	$19.01	$14.98
Total return	2.63	%^	4.57%	13.88%	16.82%	29.73%	21.02%

SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$1,759.4		$1,531.0	$1,303.6	$907.7	$436.7	$255.4
Portfolio turnover rate	4	%^	13%	16%	30%	23%	13%

RATIOS
Ratio of expenses to
average net assets	1.05	%+	1.06%	1.09%	1.10%	1.11%	1.15%
Ratio of net investment
income (loss) to
average net assets	(0.35	)%+	(0.26)%	(0.39)%	(0.36)%	0.25%	0.32%

*	Calculated based on the average number of shares outstanding
#	Does not round to $0.01
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

SUPRA INSTITUTIONAL CLASS
	Six Months Ended
	January 31, 2017		Period Ended
	(Unaudited)		July 31, 2016*
Net asset value, beginning of period	$25.41		$23.36

INCOME FROM INVESTMENT OPERATIONS
Net investment loss**	(0.03)		(0.04)
Net realized and unrealized gain on investments	0.71		2.09
Total from investment operations	0.68		2.05

LESS DISTRIBUTIONS
From net investment income	—		—
From net realized gain	(0.05)		—
Total distributions	(0.05)		—
Net asset value, end of period	$26.04		$25.41
Total return	2.66	%^	8.78	%^

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$368.0		$315.1
Portfolio turnover rate	4	%^	13	%^#

RATIOS
Ratio of expenses to average net assets	0.96	%+	1.00	%+
Ratio of net investment loss
to average net assets	(0.27	)%+	(0.17	)%+

*	The Supra Institutional Class commenced operations on August 31, 2015.
**	Calculated based on the average number of shares outstanding
^	Not annualized
#	Portfolio turnover is calculated at the total Fund level.
+	Annualized

The accompanying notes are an integral part of these financial statements.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Akre Focus Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”  The Fund commenced operations on August 31, 2009.

The Fund offers Retail, Institutional, and Supra Institutional Class shares.  The Retail and Institutional Classes commenced operations on August 31, 2009, and the Supra Institutional Class commenced operations on August 31, 2015.  Each class of shares has equal rights as to earnings and assets except that Retail Class shares bear distribution expenses and each class of shares bears its own shareholder servicing and transfer agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”), and Master Limited Partnerships (“MLP’s”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities, which may include REIT’s, BDC’s, and MLP’s, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2017. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$5,411,134,122	$—	$—	$5,411,134,122
Convertible
Preferred
Stocks	60,617,613	—	—	60,617,613
Corporate
Bonds	—	1,399,580	—	1,399,580
U.S. Treasury
Notes	—	25,025,550	—	25,025,550
Short-Term
Investments	—	114,618,233	—	114,618,233
Investments
Purchased
with Cash
Proceeds from
Securities
Lending	272,132,257	—	—	272,132,257
Total
Investments
in Securities	$5,743,883,992	$141,043,363	$—	$5,884,927,355

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

The Fund records transfers at the end of each reporting period. There were no transfers into or out of Level 1, 2, or 3 for the six months ended January 31, 2017.
B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Fund records net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.  As of July 31, 2016, the Fund deferred, on a tax basis, late year losses of $12,765,672.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

As of January 31, 2017, the Fund did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  As of January 31, 2017, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Dividends received from REIT’s generally are comprised of ordinary income, capital gains, and may include return of capital.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.  The Fund charges a 1.00%

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Akre Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund.  For the six months ended January 31, 2017, the advisory fees incurred by the Fund are disclosed in the Statement of Operations.  The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.49%, 1.24%, and 1.17% for the Retail Class, Institutional Class, and Supra Institutional Class shares, respectively, of each Class’s average daily net assets.  The contract terms are indefinite and may be terminated only by the Board of Trustees.  Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the six months ended January 31, 2017, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant, and transfer agent.  In those capacities, USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Fund’s expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Fund to USBFS for these services for the six months ended January 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank NA (the “Custodian”) serves as custodian to the Fund.  Both the Distributor and Custodian are affiliates of USBFS.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act on behalf of the Retail Class shares and a Shareholder Servicing Plan on behalf of the Retail, Institutional, and Supra Institutional Class shares.  The Distribution Plan provides that the Fund may pay an annual fee to the Distributor of up to 0.25% of the average daily net assets of Retail Class shares.  These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  No distribution fees are paid by Institutional Class or Supra Institutional Class shares.  Under the Shareholder Servicing Plan, the Retail Class, Institutional Class, and Supra Institutional Class shares are authorized to pay an annual shareholder servicing fee of up to 0.10%, 0.10%, and 0.03% of each Class’s average daily net assets, respectively.  This fee is used to finance certain activities related to servicing and maintaining shareholder accounts.  For the six months ended January 31, 2017, the distribution fees and shareholder servicing fees incurred by the Fund are disclosed in the Statement of Operations.  For the six months ended January 31, 2017, U.S. Bank NA, an affiliate of the Fund, received $2,349 in shareholder servicing fees.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank NA.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan.  The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of January 31, 2017, the Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the Custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of January 31, 2017, the market value of the securities on loan and payable on collateral due to broker were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$266,120,956	$272,132,257

Offsetting Assets and Liabilities.  The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties.  The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.  The following is a summary of the arrangements subject to offsetting as of January 31, 2017.

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

		Gross	Net Amounts	Gross Amounts Not
		Amounts	Presented	Offset in the Statements
		Offset in the	in the	of Assets & Liabilities
		Statement	Statement
		of	of		Cash
	Gross	Assets &	Assets &	Financial	Collateral	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities
Lending	$272,132,257	$ —	$272,132,257	$272,132,257	$ —	$ —

The Fund receives cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the First American Government Obligations Fund – Class Z (a money market subject to Rule 2a-7 under the 1940 Act.)  The Schedule of Investments for the Fund includes the particular cash collateral holding as of January 31, 2017.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The fee and interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending”) is reflected in the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2017, the cost of purchases and the proceeds from the sale or maturity of securities, other than short-term investments, were $650,453,669 and $191,485,873, respectively.

For the six months ended January 31, 2017, the cost of purchases and the proceeds from the sale or maturity of long-term U.S. Government securities was $25,123,896 and $50,000,000, respectively.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended January 31, 2017 (estimated), and the year ended July 31, 2016, for the Fund was as follows:

	January 31, 2017	July 31, 2016
Distributions paid from:
Long-term capital gain	$9,875,585	$—
	$9,875,585	$—

Akre Focus Fund

NOTES TO FINANCIAL STATEMENTS January 31, 2017 (Unaudited) (Continued)

As of July 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows(a):

Cost of investments	$3,957,626,677
Gross tax unrealized appreciation	1,629,944,915
Gross tax unrealized depreciation	(94,734,314)
Net tax unrealized appreciation	1,535,210,601
Undistributed ordinary income	—
Undistributed long-term capital gains	6,874,717
Total distributable earnings	6,874,717
Other accumulated gains (losses)	(12,765,686)
Total accumulated gains (losses)	$1,529,319,632

(a)	The difference between book basis and tax basis unrealized appreciation at July 31, 2016, was attributable to the treatment of wash sales.

NOTE 7 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  As of January 31, 2017, the market value of all securities of affiliated companies held in the Fund amounted to $178,351,650, representing 3.2% of net assets.  For the six months ended January 31, 2017, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value
	July 31,			Jan. 31,	Gain	Dividend	Jan. 31,	Acquisition
	2016	Purchases	Sales	2017	(Loss)	Income	2017	Cost
Enstar
Group
Ltd.	921,000	—	—	921,000	$—	$—	$178,351,650	$139,666,094
Total					$—	$—	$178,351,650	$139,666,094

NOTE 8 – CREDIT FACILITY

U.S. Bank NA has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the six months ended January 31, 2017, was as follows:

Maximum Available Credit	$100,000,000
Largest Amount Outstanding on an Individual Day	4,318,000
Average Daily Loan Outstanding	91,609
Interest Expense	1,639
Loan Outstanding as of January 31, 2017	—
Average Interest Rate	3.50%

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Akre Capital Management, LLC (the “Advisor”) for the Akre Focus Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent, and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent, and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience, and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, and extent of such management services are satisfactory.

2.	The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the median of its peer group for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2016.

The Trustees also considered the Fund’s underperformance compared to the Advisor’s other similarly managed accounts for the one-year period and outperformance compared to the Advisor’s other similarly managed accounts for the three-year and five-year periods ended March 31, 2016.  The Board noted that the Adviser represented that performance differences were mainly due to the similarly managed separate accounts being more concentrated and custom-designed for the specific client.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund outperformed its benchmark for the one-year, three-year, and five-year periods ended March 31, 2016.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.24% for the Fund’s Institutional Class shares, 1.49% for its Retail Class shares, and 1.17% for its Supra Institutional Class shares (the “Expense Caps”) and noted that the Fund was currently operating below these levels.  The Board further took into consideration that the Fund’s net expense ratio had

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

decreased over the previous five years.  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were below the fees charged by the Advisor to its similarly managed separate account clients.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor as the assets of the Fund had grown materially in recent years.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board also considered that as Fund assets have continued to grow, the annual expense ratios with respect to all classes of the Fund have declined to levels below the respective Expense Caps, permitting shareholders to share in the economies of scale realized through the growth of the Fund.  The Board also considered that economies of scale have been shared with shareholders through increased investments by the Advisor in technology and resources used in the investment process as well as infrastructure.  The Board concluded that it would continue to revisit this issue in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the Rule 12b-1 fees paid to the Advisor.  In assessing profitability, the Board took into account that a significant portion of allocated Fund expenses was comprised of a distribution to the managing member of the Adviser, who is also the Fund’s portfolio manager, as his compensation.  The Board also reviewed information regarding fee offsets for separate accounts

Akre Focus Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive and was consistent with the profitability in previous years.  The Board determined that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Akre Focus Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 will be available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (877) 862-9556.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (877) 862-9556. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.akrefund.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at (877) 862-9556 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Akre Focus Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
AKRE CAPITAL MANAGEMENT, LLC
2 W. Marshall Street
Post Office Box 998
Middleburg, VA 20118-0998

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Akre Focus Fund
	Ticker	CUSIP
Retail Class Shares	AKREX	742935117
Institutional Class Shares	AKRIX	742935125
Supra Institutional Class Shares	AKRSX	74316P751

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    March 29, 2017

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    April 4, 2017

* Print the name and title of each signing officer under his or her signature.